UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2004

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 667-3511

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 1.1
Exhibit 5.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 18, 2004, Coeur d’Alene Mines Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with CIBC World Markets Corp. and J.P. Morgan Securities Inc., on behalf of themselves and as Representatives of the other Underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which, among other things, the Company agreed to issue and sell to the Underwriters an aggregate of 25,000,000 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), and up to an additional 2,500,000 shares of common stock pursuant to an over-allotment option granted to the Underwriters. For a more detailed description of the transactions contemplated by the Underwriting Agreement, see Item 8.01 below.

ITEM 8.01. OTHER EVENTS.

     In connection with the public offering of common stock described immediately below, the Company is hereby filing certain exhibits. See “Item 7 Exhibits.”

     On April 20, 2004, the Company filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a prospectus contained therein, which, as amended, was declared effective on October 28, 2004. On November 16, 2004, the Company filed a preliminary prospectus supplement, dated November 12, 2004 relating to a public offering of up to 25,000,000 shares of the Company’s Common Stock. On November 19, 2004, the Company filed a prospectus supplement, dated November 18, 2004, relating to the underwritten public offering of up to 25,000,000 shares of the Company’s Common Stock, consisting entirely of shares to be issued by the Company. The Company may also issue up to 2,500,000 additional shares within 30 days following the offering pursuant to an over-allotment option granted to the Underwriters.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 18, 2004, by and among the Company and the Underwriters named on Schedule I thereto.

5.1	Opinion Letter of William F. Boyd regarding the legality of the Shares.

23.1	Consent of William F. Boyd (included as part of Exhibit 5.1).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: November 22, 2004	By:	/s/ James A. Sabala

Name: James A. Sabala
Title: Executive Vice President and Chief
Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 18, 2004, by and among the Company and the Underwriters named on Schedule I thereto.

5.1	Opinion Letter of William F. Boyd regarding the legality of the Shares.

23.1	Consent of William F. Boyd (included as part of Exhibit 5.1).

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